Other Income - Other Expense	12 Months Ended
Dec. 31, 2022
Other Income and Expenses [Abstract]
Other Income - Other Expense

NOTE 21 – OTHER INCOME - OTHER EXPENSE

As of December 31, 2020, the amount of $2,697 relating to settlement of claims and recovery of other receivables of one of the Company’s vessels is included under the caption “Other income” of the Consolidated Statements of Operations.

On November 15, 2012 (as amended and supplemented in March 2014, December 2017 and July 2019), Navios Holdings and Navios Partners entered into the Navios Holdings Guarantee by which Navios Holdings would provide supplemental credit default insurance with a maximum cash payment of $20,000. In October 2020, Navios Holdings paid an amount of $5,000 to Navios Partners. In April 2021, Navios Holdings paid an amount of $5,000 to Navios Partners. As of each of December 31, 2022 and 2021, there were no outstanding claim receivable amount.